UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2004

Marchex, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

413 Pine Street

Suite 500

Seattle, Washington 98101

(Address of Principal Executive Offices)

(Registrant’s telephone number, including area code): (206) 331-3300

Item 12.	Results of Operations and Financial Condition

The information in this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

In a press release dated May 13, 2004, Marchex, Inc. (the “Registrant”) announced its financial results for the quarter ended March 31, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Registrant provides non-GAAP financial data in addition to providing financial results in accordance with generally accepted accounting principles (GAAP). These measures are not in accordance with, or an alternative for GAAP, and may be different from non-GAAP measures used by other companies. The reconciliation between the GAAP basis and the non-GAAP basis financial data is provided in a table immediately following the Unaudited Condensed Consolidated Balance Sheets included with Exhibit 99.1.

The Registrant reports operating income before amortization (OIBA) that is a supplemental measure to GAAP. OIBA represents loss from operations before (1) stock-based compensation expense and (2) amortization of intangible assets. It is one of the primary metrics by which the Registrant evaluates the performance of its business. Additionally, the Registrant uses adjusted OIBA which excludes both the acquisition-related retention consideration, as Registrant views this as part of the earn-out incentives related to the Enhance transaction, and a facility relocation expense. Both of these considerations are viewed as non-recurring in nature with the facility relocation expense recognized in the first quarter of 2004 and the earn-out consideration relating to calendar year 2004. The Registrant refers to adjusted OIBA to facilitate accurate comparisons to the Registrant’s historical operating results, in making operating decisions, for internal budget planning, and in some cases to form the basis upon which management is evaluated.

The Registrant believes that investors should have access to, and the Registrant is obligated to provide, the same set of tools that Registrant uses in analyzing its results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. The Registrant believes these measures are useful to investors because it represents the Registrant’s consolidated operating results, taking into account depreciation, which the Registrant believes is an ongoing cost of doing business, but excluding the effects of certain other non-cash and non-recurring expenses.

OIBA and adjusted OIBA have certain limitations in that they do not take into account the impact to Registrant’s statement of operations of certain expenses, including non-cash stock-based compensation associated with Registrant’s employees, acquisition-related accounting and facility relocation amounts. Registrant endeavors to compensate for the limitations of these non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2004	MARCHEX, INC.

	By:	/s/ RUSSELL C. HOROWITZ

	Name:	Russell C. Horowitz
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Registrant, dated May 13, 2004.